                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER 13, 2001

              Aames Capital Acceptance Corp.
              on behalf of

                           AAMES MORTGAGE TRUST 2001-4
   --------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE               333-54184             95-4438859
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission            (I.R.S.  employer
of incorporation)                 file number)           identification no.)


     350 SOUTH GRAND AVENUE,
           43RD FLOOR
     LOS ANGELES, CALIFORNIA         (213) 210-5000                90071
--------------------------------------------------------------------------------
     (Address of principal      Registrant's telephone          (ZIP Code)
      executive offices)      number, including area code

                                       N/A
                   ------------------------------------------
          (Former name or former address, if changed since last report)

           =========================================================

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Item 5.  Other Events

     This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2001-4, Mortgage Pass-Through Certificates, Series 2001-4.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

     5.2    Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
            Bonds

     8.1    Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

     23.1   Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1,
            5.2 and 8.0)



                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AAMES CAPITAL ACCEPTANCE CORP.
                                           By /s/ John Kohler
                                              ---------------------
                                              John Kohler
                                              Executive Vice President



Dated: December 13, 2001

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                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

   5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

   5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

   8.1         Opinion of Stroock & Stroock & Lavan LLP regarding tax matters


  23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)